UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and
Servicing Agreement, dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARTICLE I
Item 8.01 Unregistered Sales of Equity Securities
     Series 2006-A. On January 27, 2006, the Series 2006-A Class A Certificates (the “2006-A Class A Certificates”) of Discover Card Master Trust I were sold to three purchasers in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, pursuant to a Certificate Purchase Agreement, dated as of January 27, 2006, as amended, between Discover Bank as Master Servicer, Servicer and Seller and the purchasers named therein, and the Series Supplement, dated as of January 27, 2006, as amended (the “Series Supplement”), for Series 2006-A between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. The 2006-A Class A Certificates were initially issued on January 27, 2006 with a facility limit of $1,700,000,000, which was subsequently reduced to $1,000,000,000 on July 17, 2006 and increased to $2,400,000,000 on March 8, 2007, in each case, representing the maximum series investor interest of the 2006-A Class A Certificates. The 2006-A Class A Certificates are sold at par value, with no applicable underwriting discounts or commissions.
     The initial investor interest in the 2006-A Class A Certificates was $400,000,000 (the “Initial Investor Interest”), with a subsequent increase in investor interest, also occurring on January 27, 2006, of $1,300,000,000 (the “First Increased Interest”), for a total investor interest of $1,700,000,000. The investor interest was reduced to $400,000,000 on July 17, 2006, and subsequently increased on March 8, 2007 by $1,000,000,000 (the “Second Increased Interest”) to a total investor interest of $1,400,000,000. The Initial Investor Interest has a term of three years, the First Increased Interest had a term of six months and the Second Increased Interest has a term of 22 months. The 2006-A Class A Certificates constitute a single class. The expected maturity date of the Initial Investor Interest and the Second Increased Interest is January 15, 2009. The First Increased Interest matured on July 17, 2006. The interest to be paid on the certificates is floating rate which shall generally be related to the pass-through costs of the purchaser’s commercial paper program, plus a margin, but may be based on Euribor or the prime rate in limited circumstances. The series termination date shall be July 18, 2011, unless extended in accordance with the Series Supplement.

ARTICLE II
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: March 9, 2007	By:	/s/ Michael F. Rickert
		Name:	Michael F. Rickert
		Title:	Vice President, Chief Financial Officer and Treasurer